                    AMENDMENT TO REPLACEMENT CREDIT AGREEMENT

     THIS AMENDMENT TO REPLACEMENT CREDIT AGREEMENT (this "Amendment") is entered into as of August 30, 2001, by and between ENERGY WEST, INCORPORATED, a
Montana corporation, ENERGY WEST RESOURCES, INC., a Montana corporation, ENERGY
WEST DEVELOPMENT, INC., a Montana corporation, ENERGY WEST PROPANE, INC., a
Montana corporation (individually and collectively, the "Borrower"), and WELLS
FARGO BANK MONTANA, NATIONAL ASSOCIATION ("Bank").

                                    RECITALS

     WHEREAS, Borrower is currently indebted to Bank pursuant to the terms and conditions of that certain Replacement Credit Agreement between Borrower and
Bank dated as of February 8, 2001, as amended from time to time (the "Credit
Agreement").

     WHEREAS, Bank and Borrower have agreed to certain changes in the terms and conditions set forth in the Credit Agreement and have agreed to amend the Credit
Agreement to reflect said changes.

     NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree that the Credit
Agreement shall be amended as follows:

     1.   Section 2.1 is hereby amended by deleting "Ten Million Dollars
($10,000,000.00)" as the maximum principal amount available under the Credit for any purpose other than for advances resulting from the payment of any Letters of
Credits, and by substituting for said amount "Nine Million Dollars
($9,000,000.00)," with such change to be effective upon the execution and delivery to Bank of this Amendment.

     2.   Section 2.1.1 is hereby amended (a) by deleting "Five Million Dollars
($5,000,000.00)" as the maximum principal amount available under the Letters of
Credit, and by substituting for said amount "Six Million Dollars
($6,000,000.00)," with such changes to be effective upon the execution and delivery to Bank of this Amendment.

     3.   Except as specifically provided herein, all terms and conditions of the Credit Agreement remain in full force and effect, without waiver or modification. All terms defined in the Credit Agreement shall have the same meaning when used in this Amendment. This Amendment and the Credit Agreement shall be read together, as one document.

     4.   Borrower hereby remakes all representations and warranties contained in the Credit Agreement and reaffirms all covenants set forth therein. Borrower further certifies that as of the date of this Amendment there exists no Event of
Default as defined in the Credit Agreement, nor any condition, act or event which with the giving of notice or the passage of time or both would constitute any such Event of Default.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the day and year first written above.

                                  BORROWER:

                                  ENERGY WEST, INCORPORATED,
                                  a Montana corporation

                                  By:        /s/ Edward J. Bernica
                                     -------------------------------------------
                                  Name:      Edward J. Bernica
                                  Its:       Executive Vice President, CFO & COO

                                  ENERGY WEST RESOURCES, INC.,
                                  a Montana corporation

                                  By:        /s/ Edward J. Bernica
                                     -------------------------------------------
                                  Name:      Edward J. Bernica
                                  Its:       Executive Vice President, CFO & COO

                                  ENERGY WEST DEVELOPMENT, INC.,
                                  a Montana corporation

                                  By:        /s/ Edward J. Bernica
                                     -------------------------------------------
                                  Name:      Edward J. Bernica
                                  Its:       Executive Vice President, CFO & COO

                                  ENERGY WEST PROPANE, INC.,
                                  a Montana corporation

                                  By:        /s/ Edward J. Bernica
                                     -------------------------------------------
                                  Name:      Edward J. Bernica
                                  Its:       Executive Vice President, CFO & COO

                                  BANK:

                                  WELLS FARGO BANK MONTANA, NATIONAL ASSOCIATION

                                  By:        /s/ John A. Koslosky
                                     -------------------------------------------
                                  Name:      John A. Koslosky
                                  Its:       Vice President

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